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               SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT
               Pursuant to Section 13 or 15(d) of
              the Securities Exchange Act of 1934



Date  of  Report (date of earliest event reported):  January  13,
1995

                      LEHMAN BROTHERS INC.
     (Exact name of registrant as specified in its charter)

                            Delaware
         (State or other jurisdiction of incorporation)

     1-6817                        13-2518466
(Commission File Number)      (IRS Employer Identification No.)


3 World Financial Center
New York, New York            10285
(Address of principal              (Zip Code)
executive offices)

            Registrant's telephone number, including
                   area code: (212) 526-7000

            ________________________________________


Item 5.   Other Events.


Fourth Quarter 1994 and Year-End Earnings

       Filed herewith are the preliminary and unaudited Consolidated Statements of Operations of Lehman Brothers Inc. ("the Company"), for the quarter and eleven months ended November 30, 1994, which will be superseded by information contained in the Company's Annual Report on Form 10-K for the year ended November 30, 1994. All adjustments which are, in the opinion of management, necessary for a fair presentation of the Consolidated Statements of Operations for the periods presented have been included. Certain amounts for the prior year reflect reclassifications to conform to the current periods' presentations.


Item 7.   Financial Statements and Exhibits


     (c)  Exhibits

          The following Exhibits are filed as a part of this Report.


               99.1 Consolidated Statement of Operations
                    (Three Months Ended November 30, 1994)
                    (Preliminary and Unaudited)

               99.2 Consolidated Statement of Operations
                    (Eleven Months Ended November 30, 1994)
                    (Preliminary and Unaudited)


      The Exhibit Index to this Report is incorporated herein by reference.



                           SIGNATURE



      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   LEHMAN BROTHERS INC.




                                   By:       /s/ Robert Matza
                                        Robert Matza
                                        Chief Financial Officer



Date:  January 13, 1994


                         EXHIBIT INDEX


Exhibit No.          Exhibit

Exhibit 99.1         Consolidated  Statement   of
                     Operations
                     (Three     Months      Ended
                     November 30, 1994)
                     (Preliminary and Unaudited)

Exhibit 99.2         Consolidated  Statement   of
                     Operations
                     (Eleven     Months     Ended
                     November 30, 31, 1994)
                     (Preliminary and Unaudited)




                                                     Exhibit 99.1


LEHMAN BROTHERS INC.                       Year End 1994
CONSOLIDATED STATEMENT OF
OPERATIONS
(Preliminary and Unaudited)
(In millions)


                                                Three Months Ended
                                   Three         December 31, 1993
                                  Months
                                   Ended
                                 November
                                    30,      Lehman     Businesses
                                   1994    Businesses      Sold
                                           Total

Revenues:
Principal transactions               $ 116     $ 291               $ 291
Investment banking                     110       185                 185
Commissions                            103       111                 111
Interest and dividends               2,107     1,236               1,236
Other                                   24        13                  13
Total revenues                       2,460     1,836               1,836
Interest expense                     1,956     1,137               1,137
Net revenues                           504       699                 699
Non-interest expenses:
Compensation and benefits              251       347                 347
Brokerage, commissions and
clearance fees                          47        51                  51
Communications                          34        34                  34
Professional services                   29        30                  30
Depreciation and amortization           20        24                  24
Business development                    23        24                  24
Occupancy and equipment                 21        23                  23
Management fees                         64
Other                                   17        33                  33
Total non-interest expenses            506       566                 566
Income (loss) before taxes and
preferred dividend of subsidiary       (2)       133                 133
Provision for (benefit from)
income taxes                           (9)        33                  33
Income before preferred dividend
of subisidiary                           7       100                 100
Preferred dividend of subsidiary       (5)      (17)                (17)
Net income                            $  2     $  83               $  83



Note 1:Certain prior period amounts have been reclassified to conform to the current year's presentation.
                                                     Exhibit 99.2

LEHMAN BROTHERS INC.                              Year End 1994
CONSOLIDATED STATEMENT OF OPERATIONS
(Preliminary and Unaudited)
(In millions)


                                   Eleven        Twelve Months Ended
                                   Months  December 31, 1993
                                    Ended
                                 November     Lehman  Businesses
                                      30,  Businesse        Sold  Historica
                                     1994          s                      l

Revenues:
Principal transactions              $ 732     $1,132      $  323     $1,455
Investment banking                    399        624         170        794
Commissions                           391        437         828      1,265
Interest and dividends              6,235      4,868         161      5,029
Other                                  57         55         412        467
Total revenues                      7,814      7,116       1,894      9,010
Interest expense                    5,845      4,442         143      4,585
Net revenues                        1,969      2,674       1,751      4,425
 Non-interest expenses:
Compensation and benefits           1,004      1,400       1,164      2,564
Brokerage, commissions and
clearance fees                        190        209         (20)       189
Communications                        135        141         130        271
Professional services                 103        111          42        153
Depreciation and amortization          89         89          46        135
Business development                   86         97          34        131
Occupancy and equipment                82         96          93        189
Management fees                       102
Other                                 150        118         145        263
Severance charge                       27
Loss on sale of Shearson                                     535        535
Reserves for non-core                             21         120        141
businesses
   Total non-interest               1,968      2,282       2,289      4,571
expenses
Income (loss) from continuing
operations before taxes and
cumulative effect of change
in accounting principle and
preferred dividend of                   1        392       (538)      (146)
subsidiary
Provision for (benefit from)
income taxes                         (33)        126         108        234
Income (loss) from continuing
operations before cumulative
effect of change in
accounting principle and
preferred dividend of                  34        266       (646)      (380)
subsidiary
Income from discontinued
operations, net of taxes:
Income from operations                                        24         24
Gain on disposal                                             165        165
Net income from discontinued                                  189        189
operations
Income (loss) before
cumulative effect of change
in accounting principle and
preferred dividend of                  34        266       (457)      (191)
subsidiary
Cumulative effect of change
in accounting principle              (13)
Preferred dividend of                (50)       (68)                   (68)
subsidiary
Net income (loss)                 $  (29)     $  198    $  (457)   $  (259)

Note 1:Certain prior period amounts have been reclassified to conform to the current year's presentation.